INVESCO Tax-Free Income Funds, Inc.
                         INVESCO Intermediate Bond Fund
                      INVESCO Tax-Free Long-Term Bond Fund

                 Supplement to Prospectus dated November 1, 1997


The  section  of  the  Funds'  Prospectus   entitled   "Essential   Information:
Organization and Management" is amended to (1) delete the second paragraph in its entirety; and (2) substitute the following paragraph in its place:

          The Funds'  investments are selected by INVESCO portfolio manager Dawn
     Daggy-Mangerson.   Ms.   Daggy-Mangerson   earned  her  B.S.   from  DePaul
     University. See "The Funds And Their Management."

The section of the Funds' Prospectus entitled "The Funds And Their Management" is amended to (1) delete the third paragraph in its entirety; and (2) substitute the following paragraph in its place:

     The Funds are managed by Dawn Daggy-Mangerson, who is a member of INVESCO's Fixed Income Team, which is headed by Donovan J. (Jerry) Paul. Ms. Daggy-Mangerson became the portfolio manager of the Fund in 1998 and has primary responsibility of the day-to-day management of the Funds' portfolio holdings. Ms. Daggy-Mangerson was previously Vice President and Fixed Income Portfolio Manager with Nationsbank/Tradestreet Investment Associates, Inc. from 1997 to 1998; a portfolio manager with Boatmen's Trust Company from 1995 to 1997; a portfolio manager and trader from 1991 to 1995, a trader from 1990 to 1991, and an assistant trader from 1988 to 1990, with Stein Roe & Farnham; and a trading associate with E.F. Hutton & Co., Inc. from 1985 to 1988. Ms. Daggy-Mangerson received a B.S. in Commerce with a concentration in Finance from DePaul University.

The date of this Supplement is April 10, 1998.